UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:
[   ]            Preliminary Information Statement
[   ]            Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
[X]            Definitive Information Statement

SANUWAVE HEALTH, INC.
(Name of Registrant as Specified in Its Charter)

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[   ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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[  ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SANUWAVE HEALTH, INC.
11680 Great Oaks Way, Suite 350
Alpharetta, Georgia 30022

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”) of SANUWAVE Health, Inc., a Nevada corporation (the “Company”), at the close of business on April 3, 2012 with respect to certain corporate actions of the Company. This Information Statement is first being mailed or furnished to the stockholders of the Company on or about April 16, 2012.

The purpose of this Information Statement is to notify stockholders of the Company that, on April 3, 2012, the Company received a written consent in lieu of a meeting of stockholders from the holders of 10,522,493 shares of Common Stock (representing 50.3% of the issued and outstanding shares of Common Stock of the Company on April 3, 2012). The written consent adopted resolutions approving amendments to the Company’s articles of incorporation to (i) increase the number of shares of authorized stock of the Company from 55,000,000 shares to 155,000,000 shares, and (ii) vest authority in the board of directors to prescribe the classes, series and number of shares of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 3, 2012 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION. STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION. AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Section 14 Securities Exchange Act of 1934, as amended. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christopher M. Cashman
Christopher M. Cashman
President and Chief Executive Officer
April 16, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE
INFORMATION STATEMENT

This Information Statement is available on the Internet at www.sanuwave.com/investors/SEC.

SANUWAVE HEALTH, INC.
11680 Great Oaks Way, Suite 350
Alpharetta, Georgia 30022

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE
SECURITIES AND EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER
______________________________________________

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
______________________________________________

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on April 3, 2012 (the “Record Date”) of SANUWAVE Health, Inc., a Nevada corporation (the “Company”), with respect to certain corporate actions of the Company. This Information Statement is first being mailed or furnished to the stockholders of the Company who are entitled to such materials on or about April 16, 2012.

This Information Statement is being circulated to advise the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Common Stock of the Company.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on the Record Date, of the corporate actions taken pursuant to the written consent of two stockholders holding, in the aggregate, a majority of the voting power of the Company. The majority of stockholders of the Company’s Common Stock have approved amendments to the Company’s Articles of Incorporation to (i) increase the number of shares of authorized stock of the Company from 55,000,000 shares to 155,000,000 shares, and (ii) vest authority in the board of directors (the “Board”) to prescribe the classes, series and number of shares of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock (the “Action”). In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to proceed with the corporate action by obtaining the written consent of stockholders holding a majority of the voting power of the Company.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Action.

On what corporate matters did the majority stockholders vote?

Two stockholders who hold, in the aggregate, approximately 50.3% of the total issued and outstanding voting capital stock of the Company on the Record Date, representing a majority of the issued and outstanding voting capital stock entitled to vote on the Action. The stockholders have voted for and, thereby, approved, the following:

•	For approval of an amendment to the Articles of Incorporation of the Company to increase the number of shares of authorized stock of the Company from 55,000,000 shares to 155,000,000 shares.

•
For approval of an amendment to the Articles of Incorporation of the Company to vest authority in the board of directors to prescribe the classes, series and number of shares of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock

How many shares of voting stock were outstanding on April 3, 2012 (the Record Date)?

On the Record Date, there were 20,907,536 shares of the Company’s Common Stock issued and outstanding.

What vote is required to approve the Action described in this Information Statement?

In order to amend the Articles of Incorporation of the Company to effect the Action, the affirmative vote of a majority of the voting capital stock was required. On April 3, 2012, two stockholders of the Company who own a majority of the outstanding shares voted in favor of the Action.  Under Section 78.320 of the Nevada Revised Statutes, certain activities requiring stockholder approval (including the Action) may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock entitled to vote on such action in lieu of a meeting of the stockholders.  Because the two stockholders held 10,522,493 shares of Common Stock entitled to vote on the Action on the Record Date (which shares are equal to approximately 50.3% of the total issued and outstanding voting capital stock of the Company on the Record Date), no meeting of or further action by the stockholders in connection with the Action is required.

The two stockholders who voted to approve the Action are:

Name of Stockholder	Number of Shares of Common Stock Owned	Percent of Shares Outstanding
Prides Capital Fund I, LP	9,081,989	43.4%
Kevin and Margaret Richardson	1,440,504	6.9%

Who is paying the cost of this information statement?

The Company will pay for preparing, printing and mailing this Information Statement.

ACTION

Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of Stock

On March 23, 2012, the Board adopted a resolution declaring it advisable to amend the Company’s Articles of Incorporation to increase the number of shares of authorized stock of the Company from 55,000,000 shares to 155,000,000 shares. On April 3, 2012, the Company received a written consent in lieu of a meeting of stockholders from the holders of 10,522,493 shares of Common Stock (representing approximately 50.3% of the issued and outstanding shares of Common Stock on the Record Date) approving this amendment (as part of the Action described in this Information Statement).  A copy of the Certificate of Amendment to the Articles of Incorporation is attached as Exhibit A hereto.

Purpose of Increasing the Number of Authorized Shares of Stock of the Company

The continuation of the Company’s business is dependent upon raising additional capital, which may include the issuance of common or preferred stock, securities convertible into Common Stock, or secured or unsecured debt, an investment by a strategic partner in a specific clinical indication or market opportunity, selling all or a portion of the Company’s assets, liquidating assets, or seeking relief through a filing under the U.S. Bankruptcy Code.  The Company has formed a special committee of the Board who has retained the services of Canaccord Genuity Inc., a leading investment bank, to explore capital fund raising and/or strategic options for the Company. To the extent these options will require the Company to issue additional equity securities, the Company needs to increase the number of authorized shares.

Effects of the Increase in Authorized Stock

The additional shares of capital stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

It is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

The Company could also use the additional shares of capital stock to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the Board’s recommendation of the amendment to the Articles of Incorporation was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that the amendment could facilitate future efforts by the Company to deter or prevent changes in control of the Company; including transactions in which shareholders of the Company might otherwise receive a premium for their shares over then current market prices.

Amendment to the Company’s Articles of Incorporation to Vest Designation Authority in the Board of Directors

On March 23, 2012, the Board adopted a resolution declaring it advisable to amend the Company’s Articles of Incorporation to provide that the Board is vested with the authority to prescribe the classes, series and number of shares of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock. On April 3, 2012, the Company received a written consent in lieu of a meeting of stockholders from the holders of 10,522,493 shares of Common Stock (representing approximately 50.3% of the issued and outstanding shares of Common Stock on the Record Date) approving this amendment (as part of the Action described in this Information Statement). A copy of the Certificate of Amendment to the Articles of Incorporation is attached as Exhibit A hereto.

Purpose of Vesting Designation Authority in the Board

Under Nevada law, corporations may provide for the prescription of classes or series of capital stock, and the number and characteristics of each class or series of capital stock in their articles of incorporation, or, alternatively, may vest such authority in the board of directors of the corporation. In order to maintain flexibility and agility in responding to future financing needs of the Company, the Board believes that it is in the best interests of the Company and its shareholders to vest authority in the Board to make any such future designations without the need for further shareholder action to amend the Articles of Incorporation.

Effects of Vesting Designation Authority in the Board

Vesting designation authority as to future classes or series of the Company’s capital stock in the Board will have no direct effect on existing holders of the Company’s Common Stock.  Any changes in the voting powers, designations, preferences, limitations, restrictions and relative rights of each outstanding class or series of capital stock of the Company may not be changed, unless by affirmative vote of the required number of shareholders prescribed under Nevada law, and may not be changed by action of the Board, irrespective of whether this proposed amendment is made to the Company’s Articles of Incorporation.

Holders of the Company’s Common Stock would only be affected by this proposed amendment, in so far as further classes or series of capital stock of the Company may be designated by the Board—without the need for shareholder action—with certain rights or privileges (such as, for example, the right to receive dividends) that are superior in certain aspects to the existing Common Stock of the Company. The Board currently has no current plans to issue securities under any such class or series of capital stock.

Effective Date of the Amendments

The increase in the number of authorized shares of the Company to 155,000,000 shares and the vesting of further designation authority in the Board will become effective upon the filing of the Certificate of Amendment to the Company’s Articles of Incorporation with Secretary of State of the State of Nevada. Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Dissenters’ Right of Appraisal

Under Nevada law and the Company’s Articles of Incorporation and Bylaws, no stockholder has any right to dissent, or is otherwise entitled to appraisal of or payment for their shares of Common Stock as a result of the effectuation of the Action.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Action. The stockholders that have consented to the Action hold a majority of the total issued and outstanding shares of voting capital stock, sufficient to approve the Action by written consent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent (5%), (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Shares Outstanding
Christopher M. Cashman (3)	2,298,759	10.1%
Barry J. Jenkins (4)	863,509	4.0%
Kevin A. Richardson, II (5)	2,892,258	12.9%
Barbara M. Henagan (6)	30,000	*
Ronald M. Sparks, Jr. (7)	25,000	*
Thomas H. Robinson (8)	15,000	*
John F. Nemelka (9)	11,750	*
David N. Nemelka (10)	3,080,537	13.7%
Prides Capital Fund I, LP (11)	10,520,077	47.1%
NightWatch Capital Partners II, LP (12)	2,108,369	10.0%

All directors and executive officers as a group (7 persons)	6,136,276	24.6%

*	Less than 1% of outstanding shares.
(1)	Unless otherwise noted, each beneficial owner has the same address as the Company.
(2)	“Beneficial ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power, or both, and also includes options that are exercisable within 60 days of April 3, 2012. Unless otherwise indicated, all of the listed persons have sole voting and investment power over the shares listed opposite their names. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act.
(3)	Includes options to purchase up to 1,860,686 shares of common stock and warrants to purchase up to 8,816 shares of common stock.
(4)	Includes options to purchase up to 657,759 shares of common stock and warrants to purchase up to 3,508 shares of common stock.
(5)	Includes options to purchase up to 11,250 shares of common stock and warrants to purchase up to 1,440,504 shares of common stock.
(6)	Includes options to purchase up to 25,000 shares of common stock.
(7)	Includes options to purchase up to 25,000 shares of common stock.
(8)	Includes options to purchase up to 15,000 shares of common stock.
(9)	Includes options to purchase up to 11,250 shares of common stock.
(10)	Based solely on information contained in filings made on schedule 13D, as amended, and on Form 4’s with the SEC by the reporting person. Includes warrants to purchase up to1,566,014 shares of common stock. The principal address of David N. Nemelka is 2662 Stonebury Loop Road, Springville, UT 84663.
(11)	Based solely on information contained in filings made on schedule 13D, as amended, with the SEC by the reporting person. Includes warrants to purchase 1,438,088 shares of common stock. The principal business address of Prides Capital Fund, I, LP is 200 State Street, 13th floor, Boston, MA 02109.
(12)	Based solely on information contained in filings made on schedule 13D, as amended, with the SEC by the reporting person. Includes warrants to purchase 204,224 shares of common stock. The principal business address of NightWatch Capital Partners II, LP is 5314 River Run Drive, Suite 350, Provo, UT 84604.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company informed the Company that such director opposed the Action as set forth in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 11680 Great Oaks Way, Suite 350, Alpharetta, Georgia 30022, or by calling the Company at (770) 419-7525.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christopher M. Cashman
Name: Christopher M. Cashman
Title: President and Chief Executive Officer

April 16, 2012

EXHIBIT INDEX

Exhibit	Description

Exhibit A	Certificate of Amendment to the Articles of Incorporation

Exhibit A

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
SANUWAVE HEALTH, INC.

The undersigned, pursuant to Section 78.390 of the General Corporation Law of Nevada, certifies, on behalf of SANUWAVE Health, Inc., a Nevada corporation (the “Corporation”), as follows:

1.           The Articles of Incorporation of the Corporation are hereby amended in the following fashion:

(A) By deleting the text of the third paragraph thereof referring to the number of shares with par value in its entirety and by adding, in lieu thereof, the following text:

“Number of shares with par value - 155,000,000.”

 -and-

(B) By adding the following text to the third paragraph thereof:

“The board of directors of the Corporation is hereby vested with the authority to prescribe the classes, series and number of shares of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.”

2.           The Board of Directors of the Corporation adopted resolutions proposing that the amendment be approved by the shareholders of the Corporation, and such amendment was approved by the holders of a majority of the issued and outstanding shares of the Corporation’s capital stock entitled to vote on such amendment by written consent executed and delivered to the Corporation in accordance with the provisions of Section 78.320 of the General Corporation Law of Nevada.

3.           This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 78.390 of the General Corporation Law of Nevada.

IN WITNESS WHEREOF, the undersigned, a duly authorized representative of the Corporation, has executed this Certificate of Amendment as of _____, 2012.

SANUWAVE Health, Inc.

By:
Christopher M. Cashman, President and CEO